            Exhibit 99.1

Akebia Therapeutics to Report Second Quarter Financial Results by August 25, 2023

Akebia Receives Notification of Deficiency from Nasdaq Regarding Late Form 10-Q Filing

CAMBRIDGE, Mass. – August 17, 2023 – Akebia Therapeutics, Inc. (Nasdaq: AKBA), a biopharmaceutical company with the purpose to better the lives of people impacted by kidney disease, today announced plans to release its financial results for the second quarter ended June 30, 2023 by Friday, August 25, 2023 prior to the open of the financial markets. Akebia will schedule a conference call in parallel with reporting its financial results.

On August 10, 2023, Akebia filed with the SEC a Form 12b-25 Notification of Late Filing regarding its Quarterly Report on Form 10Q (the Form 10Q) for the quarter ended June 30, 2023. As a result of not having timely filed the Form 10-Q, Akebia received a notice of non-compliance from the Nasdaq Stock Market LLC (Nasdaq) on August 11, 2023, notifying the company that it is not in compliance with Nasdaq Listing Rule 5250(c)(1), which requires listed companies to timely file all required periodic financial reports with the SEC. Under Nasdaq’s listing rules, Akebia has 60 calendar days from the date of the notice to submit a plan to regain compliance. The Nasdaq notice has no immediate effect on the listing of Akebia’s common stock on Nasdaq.

Akebia plans to file the Form 10-Q by August 25, 2023, and expects to regain compliance with the Nasdaq listing requirements upon filing.

About Akebia Therapeutics
Akebia Therapeutics, Inc. is a fully integrated biopharmaceutical company with the purpose to better the lives of people impacted by kidney disease. Akebia was founded in 2007 and is headquartered in Cambridge, Massachusetts. For more information, please visit our website at www.akebia.com, which does not form a part of this release.

Forward-Looking Statements
Statements in this press release regarding Akebia Therapeutics, Inc.’s (“Akebia’s”) strategy, plans, prospects, expectations, beliefs, intentions and goals are forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, as amended, and include, but are not limited to, statements regarding: Akebia's plans regarding the timing of releasing its financial results for the second quarter ended June 30, 2023 and filing the Form 10-Q and its expectations for regaining compliance with the Nasdaq listing requirements upon filing the Form 10-Q. The terms "intend," "believe," "plan," "goal," "expect," "potential," "will," "continue," derivatives of these words, and similar references are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Actual results, performance or experience may differ materially from those expressed or implied by any forward-looking statement as a result of various risks, uncertainties and other factors, including, but not limited to, risks associated with: the risk that additional information may arise in the process of completing the review or audit of any revised financial statements that would require Akebia to make additional or different adjustments; the time, effort and expense required to complete any corrections in Akebia's financial statements; the potential demand and market potential and acceptance of, as well as coverage and reimbursement related to, Auryxia, including estimates regarding the potential market opportunity; the competitive landscape for Auryxia, including potential generic entrants; the ability of Akebia to attract and retain qualified personnel; Akebia's ability to implement cost avoidance measures and reduce operating expenses; decisions made by health authorities, such as the FDA, with respect to regulatory filings, including the anticipated resubmission of the New Drug Application for vadadustat; the potential therapeutic benefits, safety profile, and effectiveness of vadadustat; the results of preclinical and clinical research; the direct or indirect impact of the COVID-19 pandemic on regulators and Akebia's business, operations, and the markets and communities in which Akebia and its partners, collaborators, vendors and customers operate; manufacturing, supply chain and quality matters and any recalls, write-downs, impairments or other related consequences or potential consequences; and early termination of any of Akebia's collaborations. Other risks and uncertainties include those identified under the heading "Risk Factors" in Akebia's Quarterly Report on Form 10-Q for the quarter ended March 31, 2023, and other filings that Akebia may make with the U.S. Securities and Exchange Commission in the future. These forward-looking statements (except as otherwise noted) speak only as of the date of this press release, and, except as required by law, Akebia does not undertake, and specifically disclaims, any obligation to update any forward-looking statements contained in this press release.

Akebia Therapeutics Contact
Mercedes Carrasco
mcarrasco@akebia.com

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